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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 23, 1997


                         NETLIVE COMMUNICATIONS, INC.
            (Exact name of Registrant as Specified in its Charter)

         Delaware                    0-28728                    13-384-8652
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation                 File No.)                 Identification
                                                                   No.)



                    584 Broadway, New York, New York 10012
                    (Address of Principal Executive Office)


      Registrant's telephone number, including area code: (212) 343-7082

                                Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On September 23, 1997, NetLive Communications, Inc. (the "Company"), May Davis Group, Inc. ("May Davis"), Owen May, Dibo Attar, Dennis Sal and seven investment funds as to which Mr. Attar acts as advisors (the "Funds", and together with May Davis and Messrs. May, Attar, and Sal, collectively, the "Subscribing Parties") entered into an Amendment to Settlement and Voting Agreement (the "Amendment") to amend the Settlement and Voting Agreement, dated as of June 12, 1997, by and among such parties (the "Voting Agreement").

         Pursuant to the Amendment, the Company agreed to immediately remove transfer restrictions imposed by the Voting Agreement on 170,000 shares of the outstanding shares of the Company's common stock ("Shares") owned by the Subscribing Parties. The Subscribing Parties represented in the Voting Agreement that they owned 315,000 Shares. The Subscribing Parties continue to be restricted from transferring the remaining Shares owned by them until after the Company's annual meeting of stockholders ("Annual Meeting"), provided the Company holds its Annual Meeting prior to October 13, 1997, unless such Annual Meeting is delayed by forces beyond the Company's reasonable control. The Subscribing Parties acknowledged that the Company had complied with its obligations under the Voting Agreement to make efforts to hold its Annual Meeting on or prior to September 15, 1997.

         Pursuant to the Amendment, the parties agreed that, of the 58,600 Shares received or to be received by Ganaterra Corporation N.V. pursuant to a purchase from Robert Friedman, 29,500 Shares have not and will not become subject to the Voting Agreement, as amended. The remaining 29,100 Shares acquired, or to be acquired, by Ganaterra have or will become subject to the Voting Agreement, as amended. The parties further agreed that all warrants owned by the Subscribing Parties are not subject to the Voting Agreement, as amended. The parties agreed that the Shares in the May Davis trading account shall be subject to the Voting Agreement, provided that only 11,400 of such Shares shall be subject to the transfer restrictions in such Voting Agreement.

         On September 23, 1997, the Company and May Davis Group, Inc. entered into an Amendment to Underwriting Agreement to amend the Underwriting Agreement, dated August 12, 1997, between such parties (the "Underwriting Agreement"). Pursuant to the Amendment and the Amendment to Underwriting Agreement, May Davis Group, Inc. ("May Davis") agreed to reduce the expiration of the period during which the Company must obtain May Davis's consent prior to the Company's issuance of securities pursuant to a Regulation S offering, common stock or securities convertible to common stock from August 12, 1998 to January 1, 1998.

         On September 23, 1997, the Company also entered into a letter agreement with Gary Rogers (the "Letter Agreement"), whereby Mr. Rogers agreed to be bound by the provisions of the Voting Agreement, as modified by the Amendment.

         The foregoing summaries of certain provisions of the Amendment, the Amendment to Underwriting Agreement, and the Letter Agreement are qualified in their entirety by reference to the full text thereof, copies of which are attached as exhibits hereto, and which are hereby


                                 Page 2 of 16
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incorporated by reference herein. The foregoing summaries of certain provisions of the Voting Agreement are qualified in their entirety by reference to the full text thereof, a copy of which has been previously filed by the Company as Exhibit 10.9.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements
                  None

         (b)      Pro Forma Financial Information
                  None

         (c)      Exhibits

                  10.12 Amendment to Settlement and Voting Agreement, dated as of September 23, 1997 by and among the Company, May Davis Group, Inc. et al.

                  10.13 Amendment to Underwriting Agreement, dated as of September 23, 1997, by and between the Company and May Davis Group, Inc.

                  10.14 Letter Agreement, dated as of September 23, 1997, by and between the Company and Gary Rogers


         The other Items set forth in Form 8-K are not applicable and have been omitted.




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NETLIVE COMMUNICATIONS, INC.


Dated: October 7, 1997                 By: /s/ Michael Kharitonov
                                           ----------------------------
                                             Signature
                                           Name: Michael Kharitonov
                                           Title:   Chief Executive Officer and
                                                    President

                                 Page 4 of 16

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                                 EXHIBIT INDEX
                                  TO FORM 8-K


Exhibit                Description                                   Page No.
-------                -----------                                   --------

 10.12        Amendment to Settlement and Voting Agreement,             6
              dated as of September 23, 1997 by and among the Company, May Davis Group, Inc. et al.

 10.13        Amendment to Underwriting Agreement, dated as of         13
              September 23, 1997, by and between the Company and May Davis Group, Inc.

 10.14        Letter Agreement, dated as of September 23, 1997,        16
              by and between the Company and Gary Rogers





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